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                                  EXHIBIT 23.3


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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors and Shareholder
Mettler-Toledo Holding Inc.

We consent to the use of our report with respect to Mettler-Toledo Holding Inc. included herein and the reference to our firm under the heading 'Independent Auditors' in the Prospectus.


KPMG FIDES PEAT


September 13, 1996
Zurich, Switzerland